Exhibit 99.2

MEDTRONIC PLC Q1 FY18

EARNINGS PRESENTATION AUGUST 22, 2017

- CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS
- DIVESTITURE IMPACT
- REVENUE / EPS GUIDANCE & OTHER ASSUMPTIONS

Medtronic
Further, Together

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation.

Financial Data

Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance which are considered "non-GAAP" financial measures under applicable SEC rules and regulations. We believe these non-GAAP measures provide a useful way to evaluate our underlying performance. Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking revenue growth and EPS projections exclude the impact of foreign currency fluctuations. Forward-looking non-GAAP EPS guidance also excludes other potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year. Medtronic does not attempt to provide reconciliations of forward-looking non-GAAP EPS guidance to projected GAAP EPS guidance because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict, and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance. Detail concerning how all non-GAAP measures are calculated, including all GAAP to non-GAAP reconciliations, are provided on our website and can be accessed using this link.

CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

Medtronic
Further, Together

MDT
Q1 FY18 HIGHLIGHTS

RESULTS REFLECT BUSINESS & GEOGRAPHIC DIVERSIFICATION

Revenue:


DIAB
6%
CVG
36%
RTG
24%
MITG
34%


EM
14%
Non-U.S. Dev
31%
U.S.
55%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CVG	2,646	5	6
MITG	2,486	3	3
RTG	1,809	2	2
Diabetes	449	(1)	(1)
Total	**$7,390**	**3%**	**4%**
U.S.	4,042	1	1
Non-U.S. Dev	2,313	4	5
EM	1,035	11	12
Total	**$7,390**	**3%**	**4%**

Earnings Per Share:

	Diluted EPS	As Rep Y/Y	CC[1] Y/Y%
GAAP	$0.74	12%	NC
Non-GAAP	$1.12	9%	11%

- **Delivered MSD revenue growth and DD EPS growth**
  - Managed through headwinds of temporary sensor supply constraint in Diabetes Group and IT system disruption
  - Strong CVG performance driven by continued growth in TAVR, AF Solutions, insertable diagnostics, and DCB
  - Non-US Developed growth[1] driven by Japan and Western Europe
  - Double-digit Emerging Markets growth[1] driven by strength in China, Latin America, Middle East & Africa, and Southeast Asia
  - Foreign currency had a negative 50 bps impact on revenue
  - Acquisitions, where company continues to accelerate growth, contributed 140 bps[1] to Q1 revenue growth
  - EPS leverage (~700 bps[1]) driven by solid operating margin improvement (~200 bps[1]), previously communicated tax benefit (~300 bps[1]), and share repurchase (~200 bps[1])
- **Solid organic operating margin improvement**
  - Operating Margin: ~50 bps improvement Y/Y[1]; ~70 bps improvement Y/Y[1] on organic basis[2]; Operating leverage ~200 bps[1]
  - Driven by continued delivery against Covidien synergies, partially offset by purposeful SG&A investment in new product launches; on track to complete $850 million of Covidien synergies this fiscal year
- **Capital allocation: Strategically deploying capital against priorities**
  - Increased cash dividend for 40th consecutive quarter
  - Q1: 111% Payout Ratio[3]; $625M in dividends and $1,090M in net share repurchases

1 Figures represent comparison to Q1 FY17 on a constant currency basis (non-GAAP).
2 Non-GAAP measure
3 Dividends plus net share repurchases divided by adjusted net income (non-GAAP)

Medtronic

MDT

Q1 FY18 GAAP SELECT FINANCIAL INFORMATION

	Q1 FY18	Q1 FY17	Y/Y Growth / Y/Y Change
Net Sales ($M)	7,390	7,166	3%
Cost of Products Sold	2,349	2,261	4%
Gross Margin	*68.2%*	*68.4%*	*20 bps*
SG&A ($M)	2,485	2,428	2%
% of Sales	*33.6%*	*33.9%*	*30 bps*
R&D ($M)	548	556	(1)%
% of Sales	*7.4%*	*7.8%*	*40 bps*
Other Expense, Net ($M)	66	39	69%
Operating Profit	1,389	1,167	19%
Operating Margin	*18.8%*	*16.3%*	*250 bps*
Diluted EPS ($)	0.74	0.66	12%

MDT
Q1 FY18 Y/Y EPS WALK

EPS | Double-digit EPS growth in line with long-term commitment



11% Y/Y[1]
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$0.66
$0.37
$1.03
$0.11
$1.14
($0.02)
$1.12
($0.38)
$0.74
Q1 FY17, GAAP
Q1 FY17, Non-GAAP Adjustments
Q1 FY17, Non-GAAP
Performance
Q1 FY18 CC
FX
Q1 FY18, Non-GAAP
Q1 FY18, Non-GAAP Adjustments
Q1 FY18, GAAP
FY17
FY18

1 Figures represent comparison to Q1 FY17 on a constant currency basis (Non-GAAP).

Medtronic

MDT
Q1 FY18 Y/Y OPERATING MARGIN CHANGES

Operating Margin | Delivered meaningful operating margin improvement



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.3%
10.1%
26.4%
0.5%
26.9%
(0.4%)
26.5%
(7.7%)
18.8%
Q1 FY17, GAAP
Q1 FY17, Non-GAAP Adjustments
Q1 FY17, Non-GAAP
Performance
Q1 FY18 CC
FX
Q1 FY18, Non-GAAP
Q1 FY18, Non-GAAP Adjustments
Q1 FY18, GAAP
FY17
FY18

1 Figures represent comparison to Q1 FY17 on a constant currency basis (Non-GAAP).

Medtronic

MDT
Q1 FY18 NON-GAAP SELECT FINANCIAL INFORMATION

	Q1 FY18	Q1 FY17	FX Impact $M / Change	Q1 FY18 Constant Currency[1]	Q1 FY18 CC Growth / Change[2]
Net Sales ($M)	7,390	7,166	(33)	--	4%
Cost of Products Sold[1]	2,335	2,251	3	--	4%
Gross Margin[1]	*68.4%*	*68.6%*	*(20) bps*	*68.6%*	Flat
SG&A ($M)[1]	2,483	2,428	(5)	--	2%
% of Sales	*33.6%*	*33.9%*	*0.1%*	*33.5%*	*40 bps*
R&D ($M)	548	556	(1)	--	(1%)
% of Sales	*7.4%*	*7.8%*	*Flat*	*7.4%*	*40 bps*
Other (Income) Expense, Net ($M)	66	39	10	--	47%
% of Sales	*0.9%*	*0.5%*	*10 bps*	*0.8%*	*(30) bps*
Operating Profit[1]	1,958	1,892	(40)	--	6%
Operating Margin[1]	*26.5%*	*26.4%*	*(40) bps*	*26.9%*	*50 bps*
Diluted EPS[1] ($)	1.12	1.03	(0.02)	--	11%

Operating Leverage[2] +200bps

EPS Leverage[2] +700bps

1 Non-GAAP
2 Figures represent comparison to Q1 FY17 on a constant currency basis (Non-GAAP).

Medtronic

CVG
Q1 FY18 HIGHLIGHTS

Strong, balanced growth across all three divisions



APV 16%
CSH 31%
CRHF 53%



EM 16%
Non-U.S. Dev 34%
U.S. 50%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,390	4	5
CSH	817	7	8
APV	439	4	5
Total	**$2,646**	**5%**	**6%**
U.S.	1,333	3	3
Non-U.S. Dev	887	7	8
EM	426	9	9
Total	**$2,646**	**5%**	**6%**

FY18 Growth Outlook: 5.5 – 7%

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

- Arrhythmia Mgmt: +LSD
  - WW Tachy: LSD decline
    - OUS strength
    - Continued strong demand of TYRX™
  - WW Brady: LSD decline
    - Strength across several OUS geographies offset by US decline
    - Continued strong adoption of Micra®
  - Diagnostics: HSD growth
  - AF Solutions: High-teens; strong growth in EU, Japan, and Greater China
- Heart Failure: +LDD
  - Driven by HeartWare acquisition
    - DT approval on track for FY18
  - CRT-D: LDD decline; continued share gains in Japan from Compia MRI™ and Amplia MRI™
  - CRT-P: Low 30s growth with strong demand for recently launched portfolio of quadripolar CRT-Ps
- Services & Solutions: +MSD

Micra® TPS





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- Heart Valve Therapies: +Mid-Twenties
  - High-30s WW TAVR growth
  - Continued Evolut® PRO rollout in US; positive clinical feedback
  - FDA approval of Intermediate Risk TAVR indication received in July
  - Continued global adoption of Evolut® R 34mm
  - OUS market share gains
- Coronary: -LSD
  - DES: LSD decline; gained DES share in US and Japan
    - Resolute Onyx™ approval in Japan; continued strong US and Japan launch
  - RDN clinical data to be presented at ESC
- Extracorp. Therapies: -LSD
  - Cannulae and Revasc growth offset by Surgical Ablation decline

CoreValve® Evolut® PRO



Resolute Onyx™



Aortic & Peripheral Vascular (APV)

- Aortic: +LSD
  - Softness in US offset by strength in China and Japan
  - OUS: MSD growth driven by Endurant® IIs + Heli-FX® EndoAnchor®
  - AAA: LSD growth with continued Endurant® ChEVAR adoption in EU
  - TAA: Above-market WW growth
- Peripheral & endoVenous: +MSD
  - DCB: SFA US, EU & WW share leader
    - DCB low-teens WW; low-20s OUS
    - Unique Belgium/France reimbursement
    - US launch of Chocolate PTA
  - Atherectomy: LDD growth on strong adoption of HawkOne™ 6F

Heli-FX® EndoAnchor®



IN.PACT® Admiral®



1 Figures represent comparison to Q1 FY17 on a constant currency basis (Non-GAAP).

Medtronic

MITG
Q1 FY18 HIGHLIGHTS

Solid Surgical Solutions and Respiratory & Monitoring Solutions Growth



Surg. Sol. 56%
PMR 44%



EM 15%
Non-U.S. Dev 35%
U.S. 50%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Surg. Sol.	1,399	4	4
PMR	1,087	1	1
Total	**$2,486**	**3%**	**3%**
U.S.	1,245	1	1
Non-U.S. Dev	865	--	2
EM	376	15	16
Total	**$2,486**	**3%**	**3%**

FY18 Growth Outlook: 3.5 – 4.5[2]%

KEY PERFORMANCE DRIVERS[1]

Surgical Solutions

- **Advanced Surgical: +MSD**
  - Open to MIS adoption continues to drive Advanced Surgical growth
  - Advanced Stapling driven by Tri-Staple™ 2.0 specialty reloads
  - Signia™ powered stapler contributing to growth across launched regions (US, Japan and Europe)
  - Advanced Energy growth driven by LigaSure™ vessel sealing and ValleyLab™ FT10
  - TRUCLEAR™ (Smith & Nephew gynecology acquisition) also bolstered growth in Q1
  - US surgical volumes appear softer with slight year-over-year growth in the US
- **General Surgical: +LSD**
  - Sutures growth and continued strong US performance in Access and Instruments
- **Early Technologies: +LSD**
  - Growth in GI Solutions driven by products including Barrx™ 360 Express, offset by timing of capital sales

Signia™ Stapling System



LigaSure™ Vessel Sealing



TRUCLEAR™



Patient Monitoring & Recovery (PMR)

- **Respiratory and Monitoring Solutions: +MSD**
  - Patient Monitoring driven by growth in Nellcor™ Pulse Oximetry and Capnostream™ capnography monitors
- **Patient Care/ DVT/ NI: -LSD**
  - Divestiture to Cardinal Health Inc. completed beginning of second quarter
- **Renal Care Solutions: +LSD**
  - Growth from renal access business, dialyzers and other consumables
  - Bellco emerging markets growth

Nellcor™ Pulse Oximetry



Capnostream™ 20p



1 Figures represent comparison to Q1 FY17 on a constant currency basis (Non-GAAP).
2 FY18 growth outlook is on a comparable, constant currency basis.

Medtronic

RTG
Q1 FY18 HIGHLIGHTS

Strength in Brain & Specialty Therapies Offsets Declines in Pain



Pain 15%
Spine 36%
Specialty 20%
Brain 29%



EM 11%
Non-US Dev 22%
U.S. 67%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	649	1	1
Brain	522	7	7
Specialty	369	4	4
Pain	269	(5)	(4)
Total	**$1,809**	**2%**	**2%**
U.S.	1,221	1	1
Non-U.S. Dev	394	3	4
EM	194	7	8
Total	**$1,809**	**2%**	**2%**

FY18 Growth Outlook: ~3%

KEY PERFORMANCE DRIVERS[1]

Spine

- **Core Spine: +LSD**
  - Share gains continued from Procedural Solutions – OLIF, "Speed-to-Scale," and success of new product launches: Solera® Voyager® and Elevate™
  - Increase in utilization of Navigation and O-Arm through Surgical Synergy
  - Strong growth in cervical athroplasty driven by Prestige LP™ Cervical Disk
- **BMP: -LSD**
  - WW: Decline due to change in mix (sizes)
  - OUS: InductOs™ return to market
- **Kanghui: +LSD**
  - Continued market penetration driving growth in EMEA

Infuse® Bone Graft



Brain Therapies

- **Neurovascular: +High-Teens**
  - Strong growth driven by Axium™ detachable coils, Solitaire™ stent retriever, and Navien™ intracranial support catheter
- **Neurosurgery: +HSD**
  - Growth driven by StealthStation® S8 launches in the US and Europe
- **Brain Modulation: -MSD**
  - Strong growth in APAC and China
  - Competitive pressure in US & EU

StealthStation™ S8



Specialty Therapies

- **ENT: +MSD**
  - Continued strong growth in NuVent® balloons and image-guided surgery products
- **Pelvic Health: +LSD**
  - US growth driven by new InterStim® II implants
- **Transformative Solutions: +HSD** (Formerly known as Advanced Energy)
  - Strong PEAK PlasmaBlade® growth in breast oncology market & generator replacement markets
  - Ortho / spine penetration driving Aquamantys® growth

InterStim® II



Pain Therapies

- **SCS/Pumps: -HSD**
  - Ongoing SCS competitive pressure leading to share loss
  - Evolve™ Workflow gaining momentum
  - Intellis™ launch expected late CY17
- **Interventional: +LSD**
  - Strong OsteoCool® performance in US driven by expansion of all-bone indication
  - Double-digit growth in Japan & China despite competitive headwinds

OsteoCool®



MICHELSON TECHNOLOGY AT WORK

1 Figures represent comparison to Q1 FY17 on a constant currency basis (Non-GAAP).

Medtronic

DIABETES
Q1 FY18 HIGHLIGHTS

Strong Global Demand for New Technologies; Temporary Sensor Supply Constraint

Total Group Revenue $449M



EM 9%
Non-US Dev 37%
US 54%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	--	(LSD)	(LSD)
DSS	--	LSD	LSD
NDT	--	(MSD)	(MSD)
Total	**$449**	**(1%)**	**(1%)**
U.S.	$243	(8)	(8)
Non-U.S. Dev	$167	8	8
EM	$39	15	15
Total	**$449**	**(1%)**	**(1%)**

FY18 Growth Outlook: 1-4%

KEY PERFORMANCE DRIVERS[1]

Temporary Sensor Supply Constraint Impact

- Increased global demand outstripped global sensor production capacity
- Since launching 640G in Q3FY15, OUS sensor volumes up ~2.5x and now account for over 40% of total MDT sensor shipments
- Obligation to existing customers at expense of supplying pump/sensor systems to new patients
- 35,000 Priority Access enrollees affecting ability to sell pumps to new patients

Intensive Insulin Management (IIM)

- **MiniMed® 670G System:**
  - True milestone in Diabetes innovation driving durable pump and consumables market share
  - Launched to Priority Access Program (PAP) participants in mid-June
  - Continued strength in demand and positive clinician and patient feedback
  - Consistently manufacturing Guardian® Sensor 3's with 10.4% MARD
- **MiniMed® 630G System :**
  - Canada launch driving significant pump growth
  - US growth slowed as customers await unconstrained 670G launch
- **CGM:**
  - Significant OUS adoption driven by reimbursement in Germany and Australia
  - Increasing sensor manufacturing capacity to meet global demand

MiniMed® 670G



MiniMed® 630G



Diabetes Service & Solutions (DSS)

- **Guardian® Connect:**
  - Ongoing strength in EMEA and Australia following recent CGM reimbursement approvals
  - Anticipate US launch in H2FY18
  - Growth limited by temporary sensor supply constraints
- **Sugar.IQ™ with Watson:**
  - ADA preview showed positive feedback US launch planned w/ Guardian® Connect

Non-Intensive Diabetes Therapies (NDT)

- **Professional CGM Adoption:**
  - Strength in iPro® sales despite competitive pressures and challenging pricing environment
  - Continued China momentum
  - Next gen iPro® OUS launch plans on track for FY19
- **i-Port Advance® Technology:**
  - Continued growth in OUS markets
  - Developing programs to bolster US awareness

Guardian® Connect



iPro®2 CGM w/ Pattern Snapshot



1 Figures represent comparison to Q1 FY17 on a constant currency basis (Non-GAAP).

Medtronic

DIVESTITURE IMPACT

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Further, Together

BASIS OF PRESENTATION OF REVISED FINANCIAL METRICS

Previously disclosed FY17 quarterly non-GAAP financial measures have been revised to adjust for (a) the estimated results of the portion of our Patient Monitoring & Recovery division, which was divested to Cardinal Health on July 29, 2017, and (b) the change in the presentation of revenue related to the Advanced Ablation and GI Solutions product lines, which were historically included within the Surgical Solutions division and which, effective Q2 FY18, will be included within the Patient Monitoring & Recovery division. GAAP to Non-GAAP reconciliations for Q2 FY17, Q3 FY17, Q4 FY17 and FY17 are available with each period's respective earnings release materials, available at http://investorrelations.medtronic.com.

The revised financial metrics represent estimates based upon available information and certain assumptions which management believes are reasonable under the circumstances. Actual results may have differed materially from the assumptions used to prepare the revised financial metrics. The revised financial metrics are not necessarily indicative of the financial position or results of operations that would have been realized had the divestiture occurred as of the dates or for the periods indicated, nor is it meant to be indicative of any financial position or results of operations that Medtronic plc may have experienced had the divestiture occurred in an earlier period.

MDT

Q2FY18 REVENUE REPORTING CHANGES – NEW MITG STRUCTURE

MITG – Prior View

Division (Reporting Level)	Business Unit	Product Lines
Surgical Solutions	Advanced Surgical	▪ Advanced Stapling ▪ Advanced Energy ▪ Hernia ▪ Gynecology
	General Surgical	▪ Sutures ▪ Instruments
	Early Technologies	▪ Interventional Lung ▪ Advanced Ablation ▪ GI Solutions
Patient Monitoring & Recovery	Respiratory & Monitoring Solutions	▪ Patient Monitoring ▪ Respiratory Solutions
	Patient Care/DVT/NI (Divested Business)	▪ Patient Care ▪ Compression ▪ Nutritional Insufficiency
	Renal Care Solutions	▪ Renal Access ▪ Dialyzers

MITG – New View

Division (Reporting Level)	Business Unit	Product Lines
Surgical Solutions	Advanced Surgical	▪ Advanced Stapling ▪ Advanced Energy ▪ Hernia ▪ Gynecology ▪ Interventional Lung
	General Surgical	▪ Sutures ▪ Instruments
Patient Monitoring & Recovery	Respiratory & Monitoring Solutions	▪ Patient Monitoring ▪ Respiratory Solutions ▪ Advanced Ablation ▪ GI Solutions
	Renal Care Solutions	▪ Renal Access ▪ Dialyzers

Medtronic

MDT

REPORTING CHANGES: RESTATED HISTORICAL REVENUE

Recast to reflect divestiture & new MITG reporting structure

All figures in $millions

World Wide	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
Minimally Invasive Therapies Group	**1,910**	**1,881**	**2,040**	**8,255**
Surgical Solutions	1,271	1,255	1,360	5,234
Patient Monitoring & Recovery	639	626	680	3,021
TOTAL MEDTRONIC PLC	**6,782**	**6,747**	**7,351**	**28,046**

U.S.	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
Minimally Invasive Therapies Group	**834**	**825**	**887**	**3,781**
Surgical Solutions	531	529	558	2,195
Patient Monitoring & Recovery	303	296	329	1,586
TOTAL MEDTRONIC PLC	**3,720**	**3,697**	**3,976**	**15,395**

Medtronic Plc	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
U.S.	3,720	3,697	3,976	15,395
Non-U.S. Developed	2,110	2,096	2,347	8,784
Emerging Markets	952	954	1,028	3,867
TOTAL MEDTRONIC PLC	**6,782**	**6,747**	**7,351**	**28,046**

MITG	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
U.S.	834	825	887	3,781
Non-U.S. Developed	754	745	816	3,178
Emerging Markets	322	311	337	1,296
TOTAL MITG	**1,910**	**1,881**	**2,040**	**8,255**

1 Q1 FY17 revenues are not adjusted. Comparable Q1 FY18 will be provided at a later date for use in making FY19 comparisons.

Medtronic

MDT

FY17 REVISED BASELINE FINANCIAL METRICS – SELECT P&L LINE ITEMS

***Note:** Gross Margin, Operating Margin, and Diluted EPS are management's best estimates and include assumptions, including cost allocation.*

	Q2 FY17	Q3 FY17	Q4 FY17	FY17[4]
Net Sales ($M)	**6,782**	**6,747**	**7,351**	**28,046**
Gross Margin[1]	*71.1%*	*70.9%*	*71.4%*	*70.5%*
Operating Margin[1,2]	*27.6%*	*28.5%*	*31.0%*	*28.4%*
Diluted EPS[1,3] ($)	**1.04**	**1.05**	**1.25**	**4.37**

1 Non-GAAP measure. Refer to "Basis of Presentation of Revised Financial Metrics" disclaimer on slide 14 to address the calculation of the revised baseline
2 Assumes $6M reduction per quarter to R&D expense and no change to other expense related to divested businesses
3 Assumes no change to interest expense or diluted share count related to divested businesses
4 Q1 FY17 values are not adjusted. Comparable Q1 FY18 will be provided at a later date for use in making FY19 comparisons.

Medtronic

FY18 EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

Medtronic
Further, Together

MDT

FY18 REVENUE / EPS GUIDANCE & OTHER ASSUMPTIONS

Guidance

	FY18
Revenue Growth[1]	**4 - 5%**
CVG Growth[1]	5.5 - 7%
MITG Growth[1]	3.5 – 4.5%
RTG Growth[1]	~3%
Diabetes Growth[1]	1 – 4%
COV Synergies	~$250 - $275M
EPS Growth[1]	**9 - 10%**

FX Assumptions

	FY18	Q2FY18
Revenue	~$380M – $480M	~$25M – $75M
EPS	~($0.03) – $0.01	~$0.00 - $0.02

Note: While FX rates are fluid, assumptions above are based on current rates.

Other than noted, revenue and EPS growth guidance do not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year

1 Versus prior year on a comparable, constant currency basis (non-GAAP)

Medtronic

APPENDIX
ACRONYMS / ABBREVIATIONS

Growth	
DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other			
APAC	Asia Pacific	FX	Foreign Exchange
Bps	Basis Points	FY	Fiscal Year
CC	Constant Currency	GAAP	Generally Accepted Accounting Principles
COV	Covidien	H2	Second Half of Year
CY	Calendar Year	OUS	Outside the United States
Dev	Developed	R&D	Research & Development
EM	Emerging Markets	Rep	Reported
EMEA	Europe, Middle East & Africa	SG&A	Selling, General & Administrative
EPS	Earnings Per Share	WW	Worldwide
EU	European Union	Y/Y	Year-over-Year
FDA	Food and Drug Administration		

Business Specific			
AAA	Abdominal Aortic Aneurysm	GM	General Manager
ADA	American Diabetes Association	IIM	Intensive Insulin Management
AF	Atrial Fibrillation	MDT	Medtronic
APV	Aortic & Peripheral Vascular	MIS	Minimally Invasive Surgery
BMP	Bone Morphogenetic Protein	MITG	Minimally Invasive Therapies Group
Brady	Bradycardia	MRI	Magnetic Resonance Imaging
CGM	Continuous Glucose Monitoring	NDT	Non-Intensive Diabetes Therapies
CRHF	Cardiac Rhythm & Heart Failure	NI	Nutritional Insufficiency
CRT-D	Cardiac Resynchronization Therapy – Defibrillator	PAP	Priority Access Program
CRT-P	Cardiac Resynchronization Therapy – Pacemakers	PMR	Patient Monitoring & Recovery
CSH	Coronary & Structural Heart	PTA	Percutaneous Transluminal Angioplasty
CVG	Cardiac & Vascular Group	RDN	Renal Denervation
DCB	Drug Coated Balloon	Revasc	Revascularization
DES	Drug Eluting Stent	RTG	Restorative Therapies Group
DSS	Diabetes Services & Solutions	SCS	Spinal Cord Stimulation
DT	Destination Therapy	SFA	Superficial Femoropopliteal Artery
DVT	Deep Vein Thrombosis	Surg Sol	Surgical Solutions
ENT	Ears, Nose, & Throat	TAA	Thoracic Aortic Aneurysm
ESC	European Society of Cardiology	Tachy	Tachycardia
Extracorp.	Extracorporeal	TAVR	Transcatheter Aortic Valve Replacement
GI	Gastrointestinal		